EXHIBIT 10.27

NATIONAL MENTOR HOLDINGS, LLC EXECUTIVE DEFERRED COMPENSATION PLAN Effective as of July 1, 2014 EXHIBIT A (Schedule of Participants)	EXHIBIT A

Level	Contribution rate, as percentage of annual base compensation (not including bonus)	Name
Executive Chair	13%	Edward M. Murphy

Chief Executive Officer and President	13%	Bruce F. Nardella

Chief Financial Officer	11%	Denis M. Holler

All other Executive Officers (as defined in SEC regulations)	9%

Jeffrey M. Cohen (effective

November 9, 2011)

Linda DeRenzo

Kathleen P. Federico

Robert M. Melia

David M. Petersen

Dwight D. Robson (effective

March 4, 2011)

Gerald J. Morrissey, Jr (effective

July 1, 2014)

Neil D. Brendmoen (effective

July 1, 2014)

Former Chairman of the Board of Directors Former Senior Vice President	*	Gregory T. Torres John J. Green

*	Mr. Torres and Mr. Green are not credited with contributions under the Plan but the amounts previously credited to their Accounts are eligible to earn a return under the Plan on the same basis as other Participants.